Exhibit 99.1

MobileIron Announces Fiscal Fourth Quarter and Full Year 2014 Financial Results

Full Year Gross Billings Grew 45%

MOUNTAIN VIEW, Calif., February 12, 2015 - MobileIron (NASDAQ: MOBL), the leader in Mobile IT, today announced results for its fourth fiscal quarter and year ended December 31, 2014.

Fourth Quarter 2014 Financial Highlights

•                  Gross billings were $42.2 million, up 32% year-over-year

•                  GAAP revenue was $37.7 million, up 34% year-over-year

•                  Non-GAAP revenue was $36.7 million, up 47% year-over-year

•                  GAAP net loss per share was $0.20; non-GAAP net loss per share was $0.15

•                  Surpassed 8,000 cumulative customers who have purchased our platform since 2009

•                  Over 450 of the Forbes Global 2000 companies have purchased our solutions

Full Year 2014 Financial Highlights

•                  Gross billings were $145.7 million, up 45% year-over-year

•                  GAAP revenue was $132.3 million, up 25% year-over-year

•                  Non-GAAP revenue was $127.1 million, up 50% year-over-year

•                  GAAP net loss per share was $1.30; non-GAAP net loss per share was $1.03

“2014 was a banner year for MobileIron. We achieved our goal of becoming a public company, won a record number of new customers and Forbes Global 2000 companies, generated strong billings and revenue, and exited the year with solid business momentum,” said Bob Tinker, CEO, MobileIron. “In the fourth quarter, we had our highest international billings; had more customers buy MobileIron Cloud than ever before; and closed a record number of large deals. We thank our global customers for their business and our employees for their exceptional dedication.”

Fourth Quarter 2014 Business Highlights

Platform

•                  Released software enhancements to MobileIron Core, Cloud, Sentry, Tunnel, and AppConnect, including same-day support for Android 5.0 and expanded support for iOS and Windows Phone

•                  Launched Docs@Work as an innovative standalone application, enabling global access, search, and editing for internal and cloud-based content solutions

•                  Integrated with Google to enable secure mobile access to Google Apps

•                  Expanded ecosystem with new AppConnect and Technology Alliance partners including Amazon Web Services, Dell, Hitachi Data Systems, and Lookout. Finished 2014 with 246 AppConnect enabled applications that were launched or in development and 71 Technology Alliance integrations completed or in development*

Channels

•                  Grew channel with new partners: China Telecom (China), MobileMentor (New Zealand), and Optus (Australia)

•                  First Enterprise Mobility Management vendor to announce partnership with Samsung 360 Services for Business

•                  Drove global growth through worldwide network of VAR and operator channels, with our largest reseller AT&T representing approximately 18% of GAAP revenue for the quarter

Milestones and Recognition

•                  Surpassed 4,000 MobileIron University accreditations, up over 250% year-over-year

•                  Granted seven additional patents:

•                 Patent 8,862,105: Management of mobile applications

•                  Patent 8,863,297; Patent 8,863,298; Patent 8,863,299: Secure virtual file management system

•                  Patent 8,869,307: Mobile posture-based policy, remediation and access control for enterprise resources

•                  Patent 8,898,748: Remote Verification for Configuration

•                  Patent 8,918,529: Messaging gateway

Financial Outlook

The company is providing the following outlook for its fiscal first quarter 2015 (ending March 31, 2015):

•                  Total billings are expected to be between $40 million and $42 million

•                  Total non-GAAP revenue is expected to be between $34 million and $37 million, and GAAP revenue is expected to be between $34.8 million and $37.8 million

•                  Non-GAAP operating expenses are expected to be between $43.5 million and $44.5 million

The company is providing the following outlook for its fiscal year 2015 (ending December 31, 2015):

•                  Total billings are expected to be between $190 million and $200 million

•                  Total non-GAAP revenue is expected to be between $165 million and $175 million, and GAAP revenue is expected to be between $167 million and $177 million

Additionally, the company is providing the following outlook for its fiscal fourth quarter 2015 (ending December 31, 2015) and fiscal fourth quarter 2016 (ending December 31, 2016):

•      Non-GAAP Operating Margin is expected to be between -18% and -22% for the fiscal fourth quarter of 2015

•                  Non-GAAP Operating Margin is expected to be between -8% and -12% for the fiscal fourth quarter of 2016

•                  Cash from Operations is expected to be positive for the fiscal fourth quarter of 2016.

All forward-looking non-GAAP financial measures contained in this section “Financial Outlook” exclude estimates for stock-based compensation expenses, amortization of intangible assets, and perpetual license revenue recognized from licenses delivered prior to 2013.

While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its fiscal fourth quarter 2013 and 2014, and full year, and non-GAAP results included in this press release.

Conference Call and Webcast

MobileIron will host a conference call and live webcast at 1:30 p.m. Pacific Standard Time (4:30 p.m. EST) to discuss the company’s financial results and business highlights. Interested parties may access the call by dialing 1-855-327-6837 in the U.S. or 1-778-327-3988 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com/. A replay will be available through the same link or by dialing (858) 384-5517 and referencing conference ID#110072 through March 31, 2015.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding MobileIron’s revenue and other GAAP and non-GAAP financial metrics and other statements regarding trends in the company’s business, including statements regarding MobileIron’s GAAP and non-GAAP revenue and operating expense targets, operating margin targets, operating cash flow, growth in our customer base, increasing customer adoption, and expected benefits from new product offerings. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including MobileIron’s limited operating history, quarterly fluctuations in MobileIron’s operating results, MobileIron’s need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, competitive pressures, customer adoption, changes by operating system providers and mobile device manufacturers, MobileIron’s inability to manage growth, the quality of MobileIron support, and MobileIron’s reliance on channel partners.

Additional information on potential factors that could affect MobileIron’s financial results is included in our SEC filings, including our reports on Forms 10-Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

* This is a change from the past when we reported number of partnership companies. There are cases where one company is doing multiple apps or integrations.

About MobileIron

MobileIron provides the foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

“MobileIron” and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners. © 2014 MobileIron, Inc. All rights reserved.

Financial Results

MOBILEIRON, INC.

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2013 AND 2014

(Amounts in thousands)

(Unaudited)

	December 31, 2013	December 31, 2014
Assets
Current Assets:
Cash and cash equivalents	$73,573	$104,287
Short-term investments	—	13,869
Accounts receivable - net	24,125	34,676
Prepaid expenses and other current assets	3,712	4,018
Total current assets	101,410	156,850
Long-term investments	—	22,220
Property and equipment - net	3,095	3,978
Intangible assets - net	1,311	2,132
Goodwill	4,799	5,475
Other assets	644	1,187
Total Assets	$111,259	$191,842

Liabilities, Convertible Preferred Stock and Stockholders’ (Deficit) Equity
Current Liabilities:
Accounts payable	$836	$1,137
Accrued expenses	14,798	21,169
Short-term borrowings	4,300	—
Deferred revenue - current	32,422	44,096
Total current liabilities	52,356	66,402
Deferred revenue - noncurrent	8,329	10,078
Other long-term liabilities	140	268
Total liabilities	60,825	76,748
Convertible Preferred Stock	160,259	—
Stockholders’ (Deficit) Equity:
Common stock	2	8
Additional paid-in capital	19,007	305,809
Accumulated deficit	(128,834)	(190,723)
Total stockholders’ (deficit) equity	(109,825)	115,094

Total Liabilities, Convertible Preferred Stock and Stockholders’ (Deficit) Equity	$111,259	$191,842

MOBILEIRON, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2013 AND 2014

(Amounts in thousands, except for per share data)

(Unaudited)

	Three Months Ended
	December 31, 2013	December 31, 2014
Revenue:
Perpetual license	$16,441	$18,658
Subscription	5,017	9,126
Software support and services	6,666	9,914
Total revenue (1)	28,124	37,698
Cost of revenue:
Perpetual license (2)	930	1,056
Subscription (1)	1,040	1,574
Software support and services (1)	2,744	3,811
Total cost of revenue	4,714	6,441
Gross profit	23,410	31,257
Operating expenses:
Research and development (1)	9,775	12,495
Sales and marketing (1)	21,336	27,426
General and administrative (1)	3,167	6,442
Amortization of intangible assets (2)	52	—
Total operating expenses	34,330	46,363
Operating loss	(10,920)	(15,106)
Other expense - net	96	44
Loss before income taxes	(11,016)	(15,150)
Income tax expense	82	153
Net loss	$(11,098)	$(15,303)
Net loss per share, basic and diluted	$(1.03)	$(0.20)
Weighted-average shares used to compute net loss per share, basic and diluted	10,735	76,034

(1) Includes stock-based compensation expense as follows:
Contra-revenue	$28	$—
Cost of revenue
Subscription	13	46
Software support and services	77	410
Research and development	1,140	1,606
Sales and marketing	490	1,859
General and administrative	279	1,017
	$2,027	$4,938

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$69	$241
Operating expenses	52	—
	$121	$241

MOBILEIRON, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013 and 2014

(Amounts in thousands, except for per share data)

(Unaudited)

	Year Ended
	December 31, 2013	December 31, 2014
Revenue:
Perpetual license	$69,810	$66,816
Subscription	15,085	30,227
Software support and services	20,679	35,252
Total revenue (1)	105,574	132,295
Cost of revenue:
Perpetual license (2)	3,327	4,448
Subscription (1)	3,684	5,719
Software support and services (1)	9,489	13,868
Total cost of revenue	16,500	24,035
Gross profit	89,074	108,260
Operating expenses:
Research and development (1)	36,400	46,278
Sales and marketing (1)	68,309	99,870
General and administrative (1)	12,081	22,400
Amortization of intangible assets (2)	208	782
Impairment of in-process research and development (2)	3,925	—
Total operating expenses	120,923	169,330
Operating loss	(31,849)	(61,070)
Other expense - net	396	302
Loss before income taxes	(32,245)	(61,372)
Income tax expense	252	517
Net loss	$(32,497)	$(61,889)
Net loss per share, basic and diluted	$(3.27)	$(1.30)
Weighted-average shares used to compute net loss per share, basic and diluted	9,953	47,517

(1) Includes stock-based compensation expense as follows:
Contra-revenue	$78	$123
Cost of revenue
Subscription	47	131
Software support and services	280	1,222
Research and development	5,238	5,980
Sales and marketing	1,893	5,930
General and administrative	931	3,363
	$8,467	$16,749

(2) Includes amortization of intangible assets and impairment of IPR&D as follows:
Cost of revenue
Perpetual license	$277	$648
Operating expenses	4,133	782
	$4,410	$1,430

MOBILEIRON, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2013 and 2014

(Amounts in thousands)

(Unaudited)

	Year Ended
	December 31, 2013	December 31, 2014

Cash flows from operating activities:
Net loss	$(32,497)	$(61,889)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	8,467	16,749
Depreciation	1,563	2,215
Amortization of intangible assets	485	1,430
Provision for doubtful accounts	(67)	54
Impairment of in-process research and development	3,925	—
Loss on disposal of equipment	—	21
Changes in current assets and liabilities:
Accounts receivable	(5,996)	(10,605)
Other current and noncurrent assets	(2,713)	(835)
Accounts payable	147	(12)
Accrued expenses and other long-term liabilities	5,884	2,881
Deferred revenue	(4,748)	13,422
Net cash used in operating activities	(25,550)	(36,569)

Cash flows from investing activities:
Purchase of property and equipment	(2,244)	(3,119)
Purchases of investment securities	—	(36,104)
Purchase of Push Computing, Inc.—net of cash acquired	(333)	—
Purchase of intellectual property	(30)	(650)
Net cash used in investing activities	(2,607)	(39,873)

Cash flows from financing activities:
Amount drawn from revolving line of credit	4,300	3,300
Repayments of revolving line of credit	—	(7,600)
Proceeds from initial public offering	—	106,950
Payments of offering costs related to initial public offering	—	(4,076)
Proceeds from employee stock purchase plan	—	4,280
Net proceeds from issuance of preferred stock	57,707	1,994
Proceeds from exercise of stock options	1,031	2,308
Net cash provided by financing activities	63,038	107,156

Net increase in cash and cash equivalents	34,881	30,714
Cash and cash equivalents at beginning of period	38,692	73,573
Cash and cash equivalents at end of period	$73,573	$104,287

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, non-GAAP revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, the amortization of intangible assets, the impairment of in-process research and development, and perpetual license revenue recognized from licenses delivered prior to 2013:

Perpetual license revenue recognized from licenses delivered prior to 2013: We have excluded the effect of perpetual license revenue recognized from licenses delivered prior to 2013 from revenue, gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Because we had not established vendor specific objective evidence, or VSOE, of fair value of software support and services prior to January 1, 2013, we recognized perpetual license revenue ratably over the term of the related software support agreement. Upon establishing VSOE on January 1, 2013, we began to recognize perpetual license revenue upon delivery assuming all other revenue recognition criteria are met. As a result, our perpetual license revenue includes amounts related to licenses delivered prior to 2013. Revenue from these perpetual licenses delivered prior to 2013 has declined over each quarter since the quarter ended March 31, 2013 and will continue to decline sequentially until it is fully amortized.

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Impairment of in-process research and development: We have excluded the effect of the impairment of in-process research and development from our operating loss, operating margin, net loss, and net loss per share.  This impairment expense is not expected to recur.

Non-GAAP revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of perpetual license revenue recognized from licenses delivered prior to 2013, stock-based compensation expense, amortization of intangible assets and the impairment of in-process research and development, as relevant, from revenue, gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors because revenue recognized from licenses delivered prior to 2013 has and will continue to significantly decline over time until it is fully amortized and stock-based compensation, the amortization of intangible assets and the impairment of in-process research and development have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees. Similarly, amortization of intangible assets has been and will continue to be a recurring expense and has and will continue to contribute to our revenue earned.

Gross and recurring billings and free cash flow:  Our non-GAAP financial measures also include:  gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; and free cash flow, which we define as cash used in operating activities less the amount of the purchase of property and equipment. We consider gross billings to be a useful metric for management and investors because gross billings drive deferred revenue, which is an important indicator of the health and visibility of our business. Similarly, we consider recurring billings to be a useful metric because recurring billings drive software support and subscription deferred revenue, which is an important indicator of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross and recurring billings versus revenue calculated in accordance with GAAP. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. We compensate for these limitations by providing specific information regarding GAAP revenue and evaluating gross and recurring billings together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on certain of these non-GAAP measures.

MOBILEIRON, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Amounts in thousands except per share data and percentages)

(Unaudited)

	Three Months Ended
	December 31, 2013	December 31, 2014

Non-GAAP total revenue reconciliation:
GAAP total revenue	$28,124	$37,698
Perpetual license revenue recognized from licenses delivered prior to 2013	(3,094)	(1,016)
Non-GAAP total revenue	$25,030	$36,682

Non-GAAP gross profit reconciliation:
GAAP gross profit	$23,410	$31,257
Perpetual license revenue recognized from licenses delivered prior to 2013	(3,094)	(1,016)
Stock-based compensation expenses	90	456
Amortization of intangible assets	69	241
Non-GAAP gross profit	$20,475	$30,938

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	83.2%	82.9%
GAAP to non-GAAP gross margin adjustments	(1.4)%	1.4%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	81.8%	84.3%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(10,920)	$(15,106)
Perpetual license revenue recognized from licenses delivered prior to 2013	(3,094)	(1,016)
Stock-based compensation expenses	1,999	4,938
Amortization of intangible assets and impairment of IPR&D	121	241
Non-GAAP operating loss	$(11,894)	$(10,943)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(38.8)%	(40.1)%
GAAP to non-GAAP operating margin adjustments	(8.7)%	10.3%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(47.5)%	(29.8)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(11,098)	$(15,303)
Perpetual license revenue recognized from licenses delivered prior to 2013	(3,094)	(1,016)
Stock-based compensation expenses	1,999	4,938
Amortization of intangible assets and impairment of IPR&D	121	241
Non-GAAP net loss	$(12,072)	$(11,140)

MOBILEIRON, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Amounts in thousands except per share data and percentages)

(Unaudited)

	Three Months Ended
	December 31, 2013	December 31, 2014
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(1.03)	$(0.20)
Perpetual license revenue recognized from licenses delivered prior to 2013	(0.29)	(0.01)
Stock-based compensation expenses	0.19	0.06
Amortization of intangible assets and impairment of IPR&D	0.01	0.00
Non-GAAP net loss per share	$(1.12)	$(0.15)

Gross billings reconciliation:
Total revenue	$28,124	$37,698
Total deferred revenue, end of period	40,751	54,174
Less: Total deferred revenue, beginning of period	(36,808)	(49,633)
Total change in deferred revenue	3,943	4,541
Gross billings	$32,067	$42,239

Recurring billings reconciliation:
Total revenue	$28,124	$37,698
Less: Perpetual license revenue	(16,441)	(18,658)
Less: Professional services revenue	(431)	(394)
Subscription and software support deferred revenue, end of period	30,468	49,194
Less: Subscription and software support deferred revenue, beginning of period	(23,204)	(42,535)
Total change in subscription and software support deferred revenue	7,264	6,659
Less: Adjustments	(2,859)	(1,141)
Recurring billings	$15,657	$24,164

Free cash flow reconciliation:
Cash used in operating activities	$(8,579)	$(7,155)
Purchase of property and equipment	(634)	(1,194)
Free cash flow	$(9,213)	$(8,349)

MOBILEIRON, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Amounts in thousands except per share data and percentages)

(Unaudited)

	Year Ended
	December 31, 2013	December 31, 2014

Non-GAAP total revenue reconciliation:
GAAP total revenue	$105,574	$132,295
Perpetual license revenue recognized from licenses delivered prior to 2013	(21,049)	(5,214)
Non-GAAP total revenue	$84,525	$127,081

Non-GAAP gross profit reconciliation:
GAAP gross profit	$89,074	$108,260
Perpetual license revenue recognized from licenses delivered prior to 2013	(21,049)	(5,214)
Stock-based compensation expenses	327	1,353
Amortization of intangible assets	277	648
Non-GAAP gross profit	$68,629	$105,047

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	84.4%	81.8%
GAAP to non-GAAP gross margin adjustments	(3.2)%	0.9%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	81.2%	82.7%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(31,849)	$(61,070)
Perpetual license revenue recognized from licenses delivered prior to 2013	(21,049)	(5,214)
Stock-based compensation expenses	8,389	16,626
Amortization of intangible assets and impairment of IPR&D	4,410	1,430
Non-GAAP operating loss	$(40,099)	$(48,228)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(30.2)%	(46.2)%
GAAP to non-GAAP operating margin adjustments	(17.2)%	8.2%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(47.4)%	(38.0)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(32,497)	$(61,889)
Perpetual license revenue recognized from licenses delivered prior to 2013	(21,049)	(5,214)
Stock-based compensation expenses	8,389	16,626
Amortization of intangible assets and impairment of IPR&D	4,410	1,430
Non-GAAP net loss	$(40,747)	$(49,047)

MOBILEIRON, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Amounts in thousands except per share data and percentages)

(Unaudited)

	Year Ended
	December 31, 2013	December 31, 2014
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(3.27)	$(1.30)
Perpetual license revenue recognized from licenses delivered prior to 2013	(2.11)	(0.11)
Stock-based compensation expenses	0.85	0.35
Amortization of intangible assets and impairment of IPR&D	0.44	0.03
Non-GAAP net loss per share	$(4.09)	$(1.03)

Gross billings reconciliation:
Total revenue	$105,574	$132,295
Total deferred revenue, end of period	40,751	54,174
Less: Total deferred revenue, beginning of period	(45,500)	(40,751)
Total change in deferred revenue	(4,749)	13,423
Gross billings	$100,825	$145,718

Recurring billings reconciliation:
Total revenue	$105,574	$132,295
Less: Perpetual license revenue	(69,810)	(66,816)
Less: Professional services revenue	(1,483)	(2,404)
Subscription and software support deferred revenue, end of period	30,468	49,194
Less: Subscription and software support deferred revenue, beginning of period	(14,712)	(30,468)
Total change in subscription and software support deferred revenue	15,756	18,726
Less: Adjustments	(4,642)	(3,200)
Recurring billings	$45,395	$78,601

Free cash flow reconciliation:
Cash used in operating activities	$(25,550)	$(36,569)
Purchase of property and equipment	(2,244)	(3,119)
Free cash flow	$(27,794)	$(39,688)

MOBILEIRON, INC.

SUPPLEMENTAL INFORMATION

(Amounts in thousands)

(Unaudited)

	31-Dec-13	31-Mar-14	30-Jun-14	30-Sep-14	31-Dec-14
GAAP Revenue
United States	$16,398	$16,363	$17,621	$20,457	$17,683
International	11,726	11,850	13,846	14,460	20,015
Total	28,124	28,213	31,467	34,917	37,698

Gross billings	$32,067	$30,298	$34,941	$38,240	$42,239
Recurring billings	15,657	15,758	18,509	20,170	24,164
Non-GAAP gross profit	20,475	21,588	24,628	27,893	30,938
Non-GAAP operating loss	(11,894)	(12,783)	(13,391)	(11,111)	(10,943)
Free cash flow	(9,213)	(10,833)	(10,678)	(9,828)	(8,349)

Components of Deferred Revenue
Software support	$19,868	$21,571	$23,544	$25,322	$29,213
Subscription	10,600	12,376	14,682	17,213	19,981
Other deferred revenue	10,283	8,889	8,084	7,098	4,980
Total	$40,751	$42,836	$46,310	$49,633	$54,174

Investor Contact:

Samuel Wilson

MobileIron

ir@mobileiron.com

650-282-7555

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825